INCOME STATEMENT - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
INCOME STATEMENT
NET REVENUE	$ 0	$ 40,463
Cost of products sold	0	(48,616)
GROSS PROFIT	0	(8,153)
OPERATING EXPENSES
General and Administrative Expenses	(709,099)	(387,678)
Sales expenses	(30,137)	(56,961)
OPERATING INCOME BEFORE FINANCIAL INCOME	(739,236)	(452,792)
FINANCIAL INCOME
Financial revenue	0	0
Financial expenses	(353,138)	(1,172,087)
NET LOSS BEFORE INCOME TAX	(1,092,374)	(1,624,879)
Income Tax	0	(2,942)
NET LOSS FOR THE YEAR	$ (1,092,374)	$ (1,627,821)
Earnings per share:
Basic	$ (0.09)	$ (0.14)
Diluted	$ (0.09)	$ (0.14)
Weighted average shares outstanding
Basic	12,000,000	12,000,000
Diluted	12,561,899	12,512,142
Dividends per common share	$ 0	$ 0